UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2012

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of Principal Executive Offices, including Zip Code)

(781) 565-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets	3
Item 9.01. Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5
EX-23.1 Consent of Independent Registered Public Accounting Firm
EX-99.1 Unaudited Interim Condensed Consolidated Financial Statements of Transcend Services, Inc
EX-99.2 Audited Consolidated Financial Statements of Transcend Services, Inc.
EX-99.3 Unaudited Pro Forma Combined Financial Statements

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 27, 2012, Nuance Communications, Inc. (“Nuance”) filed a report on Form 8-K to report the completion of the acquisition of Transcend Services, Inc. (“Transcend”), and at that time, indicated that we intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, we are amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)	The unaudited interim condensed consolidated financial statements of Transcend, including Transcend’s unaudited condensed balance sheet as of March 31, 2012, and condensed statements of operations, stockholders’ equity and cash flows for the three months ended March 31, 2012 and 2011, are being filed as Exhibit 99.1 to this Form 8-K/A.

(2)	The audited consolidated financial statements of Transcend, including Transcend’s audited balance sheets as of December 31, 2011 and 2010, and statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2011, are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1)	The unaudited pro forma combined statement of operations of Nuance for the year ended September 30, 2011 giving effect to the acquisitions of Transcend, Swype, Inc., SVOX A.G., and Equitrac Corporation, the unaudited pro forma combined statement of operations for Nuance for the six months ended March 31,2012, giving effect to the acquisition of Transcend, and the unaudited pro forma combined balance sheet of Nuance as of March 31, 2012 giving effect to the acquisition of Transcend are included within Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited interim condensed consolidated financial statements of Transcend Services, Inc. as of March 31, 2012 and for the three months ended March 31, 2012 and 2011.

99.2	Audited consolidated financial statements of Transcend Services, Inc., as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.

99.3	Unaudited pro forma combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

Date: May 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Unaudited interim condensed consolidated financial statements of Transcend Services, Inc. as of March 31, 2012 and for the three months ended March 31, 2012 and 2011.

99.2	Audited consolidated financial statements of Transcend Services, Inc., as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.

99.3	Unaudited pro forma combined financial statements.

5